                                                                     Exhibit 4.1





                          FIRST SUPPLEMENTAL INDENTURE
                           Dated as of July 26, 1995

                                       to

                                   INDENTURE
                            Dated as of July 26 1995

                                    between

                                   MEDITRUST

                                      And

                              FLEET NATIONAL BANK

                                   as Trustee



                         7.375% Notes due July 15, 2000
                         7.60% Notes due July 15, 2001

                          FIRST SUPPLEMENTAL INDENTURE


                 FIRST SUPPLEMENTAL INDENTURE, dated as of July 26, 1995 between Meditrust, a Massachusetts business trust (the "Company"), and Fleet National Bank, a national banking association organized under the laws of the United States (the "Trustee"), to the Indenture dated as of July 26, 1995, between the Company and the Trustee (the "Indenture").

                 WHEREAS, the parties hereto have entered into the Indenture which provides for the issuance by the Company of one or more series of securities thereunder; and

                 WHEREAS, Section 9.01 of the Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Indenture (a) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or (b) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02; and

                 WHEREAS, the Company wishes to issue its first two series of securities under the Indenture, designated its 7.375% Notes due July 15, 2000 and 7.60% Notes due July 15, 2001 (the "Notes"); and

                 WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this First Supplemental Indenture for the purpose of amending the Indenture in certain respects with respect to the Notes; and

                 WHEREAS, the amendments contained in this First Supplemental Indenture shall apply only to the Notes and the covenants of the Company contained in this First Supplemental Indenture are solely for the benefit of the holders of the Notes; and

                 WHEREAS, all acts necessary to constitute this First Supplemental Indenture as a valid, binding and legal obligation of the Company have been done and performed;

                 NOW, THEREFORE, witnesseth that, in consideration of the premises and of the covenants herein, it is hereby agreed as follows:


                                  ARTICLE ONE

                        The Terms and Form of the Notes

                 (a)      Terms of the Notes.

                 (i) One of the two series of Notes shall be limited to the aggregate principal amount of $125,000,000 and shall be designated "7.375% Notes due July 15, 2000". The other of the two series of Notes shall be limited to the aggregate principal amount of $80,000,000 and shall be designated "7.60% Notes due July 15, 2001".

                (ii) The 7.375% Notes due July 15, 2000 shall be issued only in denominations of $1,000 principal amount and integral multiples thereof; shall be dated the date of their authentication; shall mature on July 15, 2000; shall bear interest at the rate of 7.375% per annum from July 15, 1995, computed on the basis of a 360-day year of twelve 30-day months, payable commencing on January 15, 1996 and on each succeeding July 15 and January 15 thereafter until maturity to the persons in whose name the Notes shall be registered as of each January 1 and July 1 next preceding such interest payment date; shall be entitled to the benefit of the covenants of the Company set forth in Article II(a) and (b) hereof in addition to those set forth in the Indenture; and shall be redeemable at the option of the Company as provided in the first four paragraphs of Article II(c) hereof. The amount payable upon any acceleration of the Notes shall be as provided in the fifth paragraph of
Article II(c) hereof.

               (iii) The 7.60% Notes due July 15, 2001 shall be issued only in denominations of $1,000 principal amount and integral multiples thereof; shall be dated the date of their authentication; shall mature on July 15, 2001; shall bear interest at the rate of 7.60% per annum from July 15, 1995, computed on the basis of a 360-day year of twelve 30-day months, payable commencing on January 15, 1996 and on each succeeding July 15 and January 15 thereafter until maturity to the persons in whose name the Notes shall be registered as of each January 1 and July 1 next preceding such interest payment date; shall be entitled to the benefit of the covenants of the Company set forth in Article II(a) and (b) hereof in addition to those set forth in the Indenture; and shall be redeemable at the option of the Company as provided in the first four paragraphs of Article II(c) hereof. The amount payable upon any acceleration of the Notes shall be as provided in the fifth paragraph of Article II(c) hereof.

                 (b)      Form of the Notes.

                 (i) The text of each 7.375% Note due July 15, 2000 shall be substantially in the following form:

                                   MEDITRUST

                         7.375% Note Due July 15, 2000

                   MEDITRUST, a Massachusetts business trust, promises to pay to


                                    SPECIMEN
7.375%                                                                    7.375%
DUE July 15, 2000                                              DUE July 15, 2000

or registered assigns, the principal sum of _____________________________ Dollars, on July 15, 2000.


                Interest Payment Dates:   January 15 and July 15
                     Record Dates:        January 1 and July 1



                 Additional provisions of this Security are set forth on the reverse side of this Security.


July 26, 1995


                                   MEDITRUST


                                   By:                      By:
                                   Secretary                President



CERTIFICATE OF AUTHENTICATION

FLEET NATIONAL BANK
as Trustee, certifies that this
is one of the Securities referred
to in the within mentioned Indenture.

By:


         Authorized Officer                SEAL

                                   MEDITRUST

                         7.375% Notes Due July 15, 2000

         1. INTEREST. Meditrust, a Massachusetts business trust (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on July 15 and January 15 of each year beginning January 15, 1996. Interest on the Securities will accrue from July 15, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Trustee will pay interest on the Securities from monies provided by the Company (except defaulted interest) to the persons who are the registered Holders of the Securities at the close of business on the January 1 or July 1 next preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of principal and interest in immediately available funds, so long as The Depository Trust Company or a successor depository continues to make its Same-Day Funds Settlement System available to the Company.

         3. REGISTRAR AND AGENTS. Initially, Fleet National Bank will act as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Conversion Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent or Conversion Agent. The address of Fleet National Bank is 111 Westminister Street, R1M0199, Providence, Rhode Island 02903-2305.

         4. INDENTURE, LIMITATIONS. The Company issued the Securities as a series of its securities under an Indenture dated as of July 20, 1995 as supplemented by a supplemental indenture dated as of July 20, 1995 (the "Indenture") between the Company and Fleet National Bank, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of such terms.

                 The Securities are general unsecured obligations of the Company limited to $100,000,000 principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness, make payments in respect of its shares of beneficial interest, merge or consolidate with any other Person and sell, lease, transfer or dispose of its properties or assets.

         5. OPTIONAL REDEMPTION BY THE COMPANY; PAYMENT UPON ACCELERATION. The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). The Make-Whole Amount shall be determined by the Trustee and such determination shall be binding and conclusive, absent manifest error.

                 From and after notice has been given as provided in the Indenture, if funds for the redemption of any Notes called for redemption shall have been made available on such redemption date, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes will be to receive payment of the Redemption Price.

                 Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

                 The Company will notify the Trustee at least 45 days prior to the redemption date (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and the redemption date. If less than all the Notes are to be redeemed at the option of the Company, the Trustee shall select, pro rata or by lot, Notes to be redeemed in whole or in part. Notes may be redeemed in part in the minimum authorized denomination for Notes or in any integral multiple thereof.

                 Upon any acceleration of the Notes, the Company shall pay in respect thereof an amount equal to the sum of

(i) the outstanding principal amount of the Notes so accelerated plus accrued interest to the date of acceleration and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                 As used herein:

                 "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of any interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid;

                 "Reinvestment Rate" means .25% (one-fourth of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used; and

                 "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

         6. DENOMINATIONS, TRANSFER, EXCHANGE. This Security is one of a duly authorized issue of Securities of the Company designated as its 7.375% Notes due July 15, 2000 limited in aggregate principal amount to $125,000,000. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not (i) issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption and ending at the close of business on the day of selection, (ii) register the transfer or exchange of any Security of any series so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) register the transfer or exchange of any Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption and ending at the close of business on the day interest is to be paid on Securities of such series.

         7. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of it for all purposes.

         8. UNCLAIMED MONEY. If money for the payment of principal or interest on any Securities remains unclaimed for three years, the Trustee and the Paying Agent will pay the money back to the Company at its request, unless otherwise required by law. Thereafter, Holders may look only to the Company for payment.

         9. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Indenture will be discharged and cancelled except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations maturing on or before such payment date or Redemption Date, sufficient to pay principal, premium, if any, and interest on such payment date or Redemption Date.

         10. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Securities with the consent of the

Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of the majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company may supplement the Indenture, to, among other things, provide for uncertificated Securities, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interest rights of any Holder.

         11. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

         12. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

         13. TRUSTEE DEALINGS WITH THE COMPANY. Fleet National Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

         14. NO RECOURSE AGAINST OTHERS. No shareholder, trustee or officer, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

              THE DECLARATION OF TRUST ESTABLISHING THE COMPANY DATED AUGUST 6, 1985, AS AMENDED, A COPY OF WHICH IS DULY FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS "TRUSTEES," BUT NOT INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

      15. AUTHENTICATION. This Security shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Security.

      16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

              The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Security in larger type. Requests may be made to: MEDITRUST, 197 First Avenue, Needham Heights, Massachusetts 02194, Attention: Lisa P. McAlister, Vice President and Treasurer.

                                ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to
                     (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)
                           ___________________________
                          /___________________________/

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

- --------------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------
Your signature:
               -----------------------------------------------------------------
                          (Sign exactly as your name appears on the reverse
                          side of this Security)
Signature Guaranteed By:
                        --------------------------------------------------------
                         Note: Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                 (ii) The text of each 7.60% Note due July 15, 2001 shall be substantially in the following form:

                                   MEDITRUST

                          7.60% Note Due July 15, 2000

                   MEDITRUST, a Massachusetts business trust, promises to pay to


                                    SPECIMEN
7.60%                                                                      7.60%
DUE July 15, 2001                                              DUE July 15, 2001

or registered assigns, the principal sum of _____________________________ Dollars, on July 15, 2000.


                Interest Payment Dates:   January 15 and July 15
                     Record Dates:        January 1 and July 1



                 Additional provisions of this Security are set forth on the reverse side of this Security.


July 26, 1995


                                   MEDITRUST


                                   By:                      By:
                                   Secretary                President



CERTIFICATE OF AUTHENTICATION

FLEET NATIONAL BANK
as Trustee, certifies that this
is one of the Securities referred
to in the within mentioned Indenture.

By:


         Authorized Officer                SEAL

                                   MEDITRUST

                         7.60% Notes Due July 15, 2001

         1. INTEREST. Meditrust, a Massachusetts business trust (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on July 15 and January 15 of each year beginning January 15, 1996. Interest on the Securities will accrue from July 15, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Trustee will pay interest on the Securities from monies provided by the Company (except defaulted interest) to the persons who are the registered Holders of the Securities at the close of business on the January 1 or July 1 next preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of principal and interest in immediately available funds, so long as The Depository Trust Company or a successor depository continues to make its Same-Day Funds Settlement System available to the Company.

         3. REGISTRAR AND AGENTS. Initially, Fleet National Bank will act as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Conversion Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent or Conversion Agent. The address of Fleet National Bank is 111 Westminister Street, R1M0199, Providence, Rhode Island 02903-2305.

         4. INDENTURE, LIMITATIONS. The Company issued the Securities as a series of its securities under an Indenture dated as of July 20, 1995 as supplemented by a supplemental indenture dated as of July 20, 1995 (the "Indenture") between the Company and Fleet National Bank, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of such terms.

                 The Securities are general unsecured obligations of the Company limited to $100,000,000 principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness, make payments in respect of its shares of beneficial interest, merge or consolidate with any other Person and sell, lease, transfer or dispose of its properties or assets.

         5. OPTIONAL REDEMPTION BY THE COMPANY; PAYMENT UPON ACCELERATION. The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). The Make-Whole Amount shall be determined by the Trustee and such determination shall be binding and conclusive, absent manifest error.

                 From and after notice has been given as provided in the Indenture, if funds for the redemption of any Notes called for redemption shall have been made available on such redemption date, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes will be to receive payment of the Redemption Price.

                 Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

                 The Company will notify the Trustee at least 45 days prior to the redemption date (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and the redemption date. If less than all the Notes are to be redeemed at the option of the Company, the Trustee shall select, pro rata or by lot, Notes to be redeemed in whole or in part. Notes may be redeemed in part in the minimum authorized denomination for Notes or in any integral multiple thereof.

                 Upon any acceleration of the Notes, the Company shall pay in respect thereof an amount equal to the sum of

(i) the outstanding principal amount of the Notes so accelerated plus accrued interest to the date of acceleration and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                 As used herein:

                 "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of any interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid;

                 "Reinvestment Rate" means .25% (one-fourth of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used; and

                 "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

         6. DENOMINATIONS, TRANSFER, EXCHANGE. This Security is one of a duly authorized issue of Securities of the Company designated as its 7.60% Notes due July 15, 2001 limited in aggregate principal amount to $80,000,000. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not (i) issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption and ending at the close of business on the day of selection, (ii) register the transfer or exchange of any Security of any series so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) register the transfer or exchange of any Securities of any series during a period beginning at the opening of business 15 days before the day of any selection of Securities of such series for redemption and ending at the close of business on the day interest is to be paid on Securities of such series.

         7. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of it for all purposes.

         8. UNCLAIMED MONEY. If money for the payment of principal or interest on any Securities remains unclaimed for three years, the Trustee and the Paying Agent will pay the money back to the Company at its request, unless otherwise required by law. Thereafter, Holders may look only to the Company for payment.

         9. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Indenture will be discharged and cancelled except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations maturing on or before such payment date or Redemption Date, sufficient to pay principal, premium, if any, and interest on such payment date or Redemption Date.

         10. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Securities with the consent of the

Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of the majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder, the Company may supplement the Indenture, to, among other things, provide for uncertificated Securities, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interest rights of any Holder.

         11. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

         12. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

         13. TRUSTEE DEALINGS WITH THE COMPANY. Fleet National Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

         14. NO RECOURSE AGAINST OTHERS. No shareholder, trustee or officer, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                 THE DECLARATION OF TRUST ESTABLISHING THE COMPANY DATED AUGUST 6, 1985, AS AMENDED, A COPY OF WHICH IS DULY FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS "TRUSTEES," BUT NOT INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         15. AUTHENTICATION. This Security shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Security.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

                 The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Security in larger type. Requests may be made to: MEDITRUST, 197 First Avenue, Needham Heights, Massachusetts 02194, Attention: Lisa P. McAlister, Vice President and Treasurer.

                                ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to
                     (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)
                           __________________________
                          /__________________________/


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

- --------------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------
Your signature:
               -----------------------------------------------------------------
                          (Sign exactly as your name appears on the reverse
                          side of this Security)
Signature Guaranteed By:
                        --------------------------------------------------------
                         Note: Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                  ARTICLE TWO

                             Additional Provisions

                 The following provisions in addition to those contained in the Indenture will apply to the Notes:


                 (a)      Limitation on Liens.

                 The Company will not pledge or otherwise subject to any lien, any of its or its Subsidiaries' property or assets unless the Securities are secured by such pledge or lien equally and ratably with all other obligations secured thereby so long as such other obligations shall be so secured; provided that such covenant will not apply to liens securing obligations which do not in the aggregate at any one time outstanding exceed 10% of Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries and also will not apply to:

                 (1) Any lien or charge on any property, tangible or intangible, real or personal, existing at the time of acquisition or construction of such property (including acquisition through merger or consolidation) or given to secure the payment of all or any part of the purchase or construction price thereof or to secure any indebtedness incurred prior to, at the time of, or within one year after, the acquisition or completion of construction thereof for the purpose of financing all or any part of the purchase or construction price thereof;

                 (2) Any liens securing the performance of any contract or undertaking of the Company not directly or indirectly in connection with the borrowing of money, obtaining of advances or credit or the securing of debts, if made and continuing in the ordinary course of business;

                 (3) Any lien in favor of the United States or any state thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure progress, advance, or other payments pursuant to any contract or provision of any statute;

                 (4) Mechanics', materialmen's, carriers', or other like liens arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not due or which are being contested in good faith;

                 (5) Any lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulations, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license;

                 (6) Any liens for taxes, assessments or governmental charges or levies not yet delinquent, or liens for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith;

                 (7) Liens (including judgment liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and in the case of judgment liens, execution thereof is stayed;

                 (8) Liens relating to secured indebtedness of the Company outstanding on June 30, 1995; and

                 (9) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any lien referred to in the foregoing clauses (1) to (8) inclusive, of this subsection
(a), provided, however, that the amount of any and all obligations and indebtedness secured thereby shall not exceed the amount thereof so secured immediately prior to the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the charge or lien so extended, renewed or replaced (plus improvements on such property).

                 As used herein:

                 "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) less
(i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles of the Company and its consolidated Subsidiaries, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and prepared in accordance with generally accepted accounting principles; and

                 "Subsidiary" means an affiliate controlled by the Company directly, or indirectly through one or more intermediaries.

                 (b)      Limitation on Incurrence of Obligations for
                          Borrowed Money.

                 The Company will not create, assume, incur or otherwise become liable in respect of, any

                 (1) Senior Debt unless the aggregate outstanding principal amount of Senior Debt of the Company will not, at the time of such creation, assumption or incurrence and after giving affect thereto and to any concurrent transactions, exceed the greater of (i) 150% of Capital Base, or
(ii) 225% of Tangible Net Worth; and

                 (2) Non-Recourse Debt unless the aggregate principal amount of Senior Debt and Non-Recourse Debt outstanding of the Company will not, at the time of such creation, assumption or incurrence and after giving affect thereto and to any concurrent transactions, exceed 225% of Capital Base.

                 For any period during which the Company shall have a Subsidiary or Subsidiaries, the limitations contained in this subsection (b) shall be applied to the consolidated financial statements of the Company and its Subsidiaries.

                 As used herein:

                 "Capital Base" means, at any date, the sum of Tangible Net Worth and Subordinated Debt;

                 "Capital Lease" means at any time any lease of Property which, in accordance with generally accepted accounting principles, would at such time be required to be capitalized on a balance sheet of the lessee;

                 "Capital Lease Obligation" means at any time the amount of the liability in respect of a Capital Lease which, in accordance with generally accepted accounting principles, would at such time be required to be capitalized on a balance sheet of the lessee;

                 "Debt" when used with respect to any Person means (i) its indebtedness, secured or unsecured, for borrowed money; (ii) liabilities secured by any Lien existing on Property owned by such Person; (iii) Capital Lease Obligations, and the present value of all payments due under any arrangement for retention of title (discounted at a rate per annum equal to the average interest borne by all outstanding Securities determined on a weighted average basis and compounded semi-annually) if such arrangement is in substance an installment purchase or an arrangement for the retention of title for security purposes; and (iv) guarantees of obligations of the character specified in the foregoing clauses (i), (ii) and
(iii) to the full extent of the liability of the guarantor (discounted to the present value, as provided in the foregoing clause (iii), in the case of guarantees of title retention arrangements);

                 "Liabilities" means, at any date, the items shown as liabilities on the balance sheet of the Company, except any items of deferred income, including capital gains;

                 "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and all other title exceptions and encumbrances affecting Property. For all purposes of this Indenture, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes;

                 "Non-Recourse Debt" when used with respect to any Person, means any Debt secured by, and only by, property on or with respect to which such Debt is incurred where the rights and remedies of the holder of such Debt in the event of default do not extend to assets other than the property constituting security therefore;

                 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof;

                 "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible;

                 "Senior Debt" means all Debt other than Non-Recourse Debt and Subordinated Debt;

                 "Subordinated Debt" means unsecured Debt of the Company which is issued or assumed pursuant to, or evidenced by, an indenture or other instrument which contains provisions for the subordination of such Debt (to which appropriate reference shall be made in the instruments evidencing such Debt if not contained therein) to the Securities (and, at the option of the Company, if so provided, to other Debt of the Company, either generally or as specifically designated);

                 "Subsidiary" means an affiliate controlled by the Company directly, or indirectly through one or more intermediaries;

                 "Tangible Assets" means all assets of the Company (including assets held subject to Capital Leases and other arrangements described in the last sentence of the definition of "Lien") except: (i) deferred assets, other than prepaid insurance, prepaid taxes and deposits; (ii) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expense and other similar intangibles; and (iii) unamortized debt discount and expense; and

                 "Tangible Net Worth" means, with respect to the Company at any date, the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) of the Tangible Assets of the Company at such date minus the amount of its Liabilities at such date.

                 (c) Optional Redemption by the Company; Payment Upon Acceleration.

                 The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). The Make-Whole Amount shall be determined by the Trustee and such determination shall be binding and conclusive, absent manifest error.

                 From and after notice has been given as provided in the Indenture, if funds for the redemption of any Notes called for redemption shall have been made available on such redemption date, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes will be to receive payment of the Redemption Price.

                 Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

                 The Company will notify the Trustee at least 45 days prior to the redemption date (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and the redemption date. If less than all the Notes are to be redeemed at the option of the Company, the Trustee shall select, pro rata or by lot, Notes to be redeemed in whole or in part. Notes may be redeemed in part in the minimum authorized denomination for Notes or in any integral multiple thereof.

                 Upon any acceleration of the Notes, the Company shall pay in respect thereof an amount equal to the sum of (i) the outstanding principal amount of the Notes so accelerated plus accrued interest to the date of acceleration and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                 As used herein:

                 "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of any interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid;

                 "Reinvestment Rate" means .25% (one-fourth of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used; and

                 "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.


                                 ARTICLE THREE

                                 Miscellaneous

                 The Indenture, except as amended herein, is in all respects ratified and confirmed and this First Supplemental Indenture and all its provisions herein contained shall be deemed a part thereof in the manner and to the extent herein and therein provided.

                 The terms used in this First Supplemental Indenture, but not defined herein, shall have the meanings assigned thereto in the Indenture.

                 THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                 This First Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

                 THE DECLARATION OF TRUST ESTABLISHING THE COMPANY DATED AUGUST 6, 1985, AS AMENDED, A COPY OF WHICH IS DULY FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF THE

COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS "TRUSTEES," BUT NOT INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                 IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, as of the day and year first above written.



                                        MEDITRUST



                                        By:
                                           -------------------------------------
                                           Name:  Lisa P. McAlister
                                           Title: Vice President and
                                                 Treasurer


                                        FLEET NATIONAL BANK AS TRUSTEE
                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

STATE OF MASSACHUSETTS    )
                          )  ss.:
COUNTY OF SUFFOLK         )


           On the ____ day of ___________, ____, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he is ____________________ of ____________________________,
one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                 -----------------------------------------------


STATE OF RHODE ISLAND     )
                          )  ss.:
COUNTY OF _________       )


           On the ____ day of ___________, ____, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he is ____________________ of ____________________________,
one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                 -----------------------------------------------